UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2021

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726		73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification No.)
6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)
	(405)	848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.

As previously disclosed on June 28, 2020, Chesapeake Energy Corporation (“Chesapeake”) and certain of its subsidiaries (together with Chesapeake, the “Company”) filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Company’s Chapter 11 Cases were jointly administered under the caption In re Chesapeake Energy Corporation, et al., No. 20-33233 (DRJ).
As previously disclosed, on January 16, 2021, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Fifth Amended Joint Chapter 11 Plan of Reorganization of Chesapeake Energy Corporation and Its Debtor Affiliates (the “Plan”). The Debtors expect that the effective date of the Plan will occur once all conditions precedent to the Plan have been satisfied (defined in the Plan as the “Effective Date”).
We have recast certain information in this filing to reflect the retrospective application of our reverse stock split effective April 14, 2020 and for information regarding our Chapter 11 Cases for all periods presented in the following sections of our Annual Report on Form 10-K for the year ended December 31, 2019 (the “Previously Filed Annual Report”) as follows:
•Part II, Item 6. Selected Financial Data,
•Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,
•Part II, Item 8. Financial Statements and Supplementary Data, and
•Part II, Item 9A. Controls and Procedures.

As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the Items specified above, the other information in the Previously Filed Annual Report filed with the Securities Exchange Commission (the “SEC”) on February 27, 2020, as well as the Form 10-K/A filed with the SEC on April 29, 2020, remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Previously Filed Annual Report, except for the revision of certain financial information as described above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Previously Filed Annual Report. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Previously Filed Annual Report and the Company’s filings made with the SEC subsequent to the filing of the Previously Filed Annual Report, including any amendments to those filings.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Document Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data of our Annual Report on Form 10-K for the year ended December 31, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and contained in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JAMES R. WEBB
James R. Webb
Executive Vice President — General Counsel and Corporate Secretary
Date:  February 2, 2021